BARTLETT & CO.
--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT ADVISORS

                                    BARTLETT
                                     MUTUAL
                                      FUNDS
                                    QUARTERLY
                                     REPORT

                              FOR THE QUARTER ENDED
                                 MARCH 31, 1998

                                    BARTLETT
                                BASIC VALUE FUND

                                    BARTLETT
                            VALUE INTERNATIONAL FUND

                                    BARTLETT
                                   EUROPE FUND

                               PRESIDENT'S LETTER

To Our Shareholders,

Performance of the markets, both here and abroad, remained strong during the first quarter of 1998. The S&P 500 Index, an unmanaged index of widely-held US stocks, produced total returns of 13.95% and 48.00%, respectively, for the quarter and twelve months ended March 31, 1998.

Strong performance has not been limited to domestic stocks, however, as European market returns were also excellent. The Morgan Stanley Capital International Europe Index ("MSCI Europe") returned 20.30% and 42.01%, respectively, for the three and twelve months ended March 31, 1998. Some of the Asian markets rebounded as well, and the MSCI Europe, Australia and the Far East Index ("MSCI EAFE") returned 14.71% and 18.61%, respectively, for the three and twelve month periods ended March 31.

The Bartlett Family of Funds' performance during these periods has been good on an ABSOLUTE basis, and mixed on a relative basis when measured against the Indexes described above. Bartlett Basic Value shares trailed the S&P 500 for the three months ended March 31, with a total return of 10.03%* and modestly trailed the Index for the twelve month period, returning 46.49%* to its shareholders. We are proud of the Fund's performance versus the Index because, as we have said in prior reports, we do not chase "hot" stocks and we are not holders of the very large capitalization stocks which have contributed so much to the Index's performance. We continue to focus on the search for undervalued stocks which we believe have the potential to outperform over time.

Bartlett Value International provided total returns of 7.96%* and 10.98%*, respectively, for the three and twelve month periods ended March 31. The past year has been a difficult one for international funds and Value International is no exception. Despite very respectable absolute performance, international indexes have not kept up with the surging US markets for several years. The problem has been the Pacific markets, notably Japan, while European stocks have been quite strong. Any investments in Asian stocks in broadly-based international portfolios such as ours have led to weaker relative performance. The flip side of this weakness is that we are finding new opportunities in value stocks in the region.

Bartlett Europe Fund, the newest addition to our Family, has benefited from good stock selection and the strong performance of the European markets. The Fund returned 25.74%* during the first quarter, well ahead of the MSCI Europe Index, and 41.19%* for the twelve months ended March 31, 1998, modestly behind the Index.

After many years of fine service as President of Bartlett Capital Trust, Dale Rabiner has stepped down from that office to enable him to focus more fully on portfolio management within Bartlett. Dale remains a valued member of the firm and we continue to rely on his good judgment and investment skills. At its February Board meeting, the trustees elected me President of your Funds. I am Ed Taber, a Senior Executive Vice President of Legg Mason, Inc., the parent of Bartlett & Co. Within Legg Mason, I serve as head of the investment management activities of the firm. I am pleased that the Board of Trustees chose me as Dale's successor and I will work diligently as your President.

As always, we are pleased to answer your questions and welcome your comments.

                                   Sincerely,

                                   /s/ Edward A. Taber, III
                                   ________________________
                                   Edward A. Taber, III
                                   President

*Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The total returns shown for the Bartlett funds are for Class A shares and are calculated without the effect of any sales charges.

                                  PERFORMANCE
                                    SUMMARY

                          Periods Ended March 31, 1998

                                          CUMULATIVE                                AVERAGE ANNUAL
                                         TOTAL RETURN*                               TOTAL RETURN*
                                       ----------------          ----------------------------------------------------
                                         FIRST QUARTER                                                        SINCE
                                           3 MONTHS              1 YEAR        5 YEARS       10 YEARS       INCEPTION
                                       ----------------          ----------------------------------------------------
                                       (Not Annualized)
BARTLETT BASIC VALUE FUND
  CLASS A (Inception 5/5/83)
  Excluding 4.75% front-end sales load      10.03%               46.49%         18.70%         14.50%        13.83%
  Including 4.75% front-end sales load       4.77%               39.55%         17.55%         13.94%        13.46%

BARTLETT VALUE INTERNATIONAL FUND
  CLASS A (Inception 10/6/89)
  Excluding 4.75% front-end sales load       7.96%               10.98%         12.18%          N/A           8.30%
  Including 4.75% front-end sales load       2.83%                5.71%         11.10%          N/A           7.68%

BARTLETT EUROPE FUND
  CLASS A (Inception 8/19/86)
  Excluding 4.75% front-end sales load      25.74%               41.19%         21.99%         11.06%         9.55%
  Including 4.75% front-end sales load      19.75%               34.46%         20.81%         10.52%         9.09%
---------------------------------------------------------------------------------------------------------------------

*The performance tables and charts assume all dividends and distributions are reinvested at the net asset value on the reinvestment date and reflect the periodic absorption of some Fund expenses through the waiver of management fees. Had a portion of these fees not been waived, the Funds' total returns would have been slightly lower. A contingent deferred sales charge may be imposed under certain circumstances on Class A and C shares. No performance information is shown for Class C and Class Y shares which are less than twelve months old. Please refer to the prospectus for details.

This performance information represents past performance and is no guarantee of future results. Shares of these Funds are not bank deposits or obligations, nor are they insured or guaranteed by any bank, federal agency or government entity, including the Federal Deposit Insurance Corporation (FDIC). The principal value and investment returns of the Funds will fluctuate so that upon redemption you may receive more or less than your original investment.

For more information about your account or any of the Bartlett Mutual Funds' services, please call your financial advisor, or the Bartlett Mutual Funds at 800-800-3609 or 513-621-4612 in Cincinnati.

                           BARTLETT BASIC VALUE FUND
                                QUARTERLY REVIEW

Stock market conditions, which were widely proclaimed as unsustainable several months ago, continue to amaze investors. Once again, the market generated a year's worth of return in one quarter. Analysts attribute this growth to the surprisingly good economic news which, in turn, was partly attributable to advances in information technology. It seems that applying Moore's Law, which holds that computing power doubles every eighteen months, to investment returns is gaining acceptance. The Standard & Poor's 500 Index* gained 14% for the quarter as the economy continued to display stellar performance, neatly sidestepping Southeast Asia, El Nino and Saddam Hussein to boast terrific statistics on employment, inflation, real wage growth, and, consequently, consumer confidence.

Experienced value investors enjoy these returns with a good deal of apprehension. Hopefully, this more cautious approach to valuations and investment selection will be rewarding when this euphoria wanes.

In view of the economic data mentioned above, it is not surprising that consumer related stocks did well in the first quarter. Among the winners in the portfolio benefiting from consumer optimism were Lowe's (1.1%) (the parenthetical numbers represent the approximate percentage of the Fund's assets invested in that individual issue), Kansas City Southern (3.9%) and Ford Motor (1.6%). Kaydon (3.4%), McDonald's (3.0%), and Triton Energy (3.7%) were also strong performers. The admirable performance of Kansas City Southern and Kaydon was particularly gratifying, given that they were our two largest equity positions at December 31, 1997. The soundness of our analysis and the strength of our convictions were generously rewarded. The biggest negative impact on the portfolio came from the tobacco issues, e.g. RJR Nabisco (1.4%) and UST (1.8%), and an electronics distributor, Pioneer Standard (1.7%).

We added to Ucar International (3.6%) and Triton Energy during the quarter. We trimmed a number of our successful holdings such as Fleetwood (3.5%), Kansas City Southern, Kaydon and Tyco (1.4%) as the gap between market price and intrinsic value narrowed. We eliminated our position in Canadian Pacific and United Asset Management. New investments during the quarter include Union Pacific (1.9%), Aetna (1.6%) and Charter One Financial (2.2%). The problems of Union Pacific have been widely covered in the press. Its railroad assets are substantial and impressive. In our opinion, Union Pacific's short-term problems pale next to the value of its long-lived assets. Aetna is among the largest HMO's in the country. Poor industry underwriting results recently drove the stock down to a point at which its financial service operations nearly equaled the total value of the company without regard to its sizable healthcare business. Charter One Financial is a northern Ohio savings and loan with an excellent record of growth and profitability. Short-term concerns over higher interest rates in January created an attractive buying opportunity.

Market prognostications, as you know, are not the cornerstone of our investment philosophy. Neither is hope. The only justification for the lofty valuations accorded common stocks today is the prospect of excellent growth in corporate earnings. Certainly a resolution of Asia's economic woes would seem to be imperative to insure the stability of our domestic economy. Since we have no control over American economic policy, let alone the economic policies pursued by Japan and the other Pacific Rim countries, we can moderate the portfolio's risk by sticking with investments that represent compelling value. We feel quite fortunate that our equities have been able to perform in line with the relevant indices during the raging bull market of the last twelve months while still pursuing our conservative investment philosophy.

--JAMES A. MILLER, CFA, PORTFOLIO MANAGER
--WOODROW H. UIBLE, CFA, PORTFOLIO MANAGER

                               ASSET COMPOSITION
                                 March 31, 1998

[PIE CHART APPEARS HERE]

40% All Other Industries
15% Basic Industry
19% Financial
24% Consumer Products
 2% Cash Equivalents

*The Standard & Poor's 500 Index is an unmanaged index of common stocks. The returns for the Index do not include any expenses or transaction costs. The returns for the Fund include such expenses.

                       BARTLETT VALUE INTERNATIONAL FUND
                                QUARTERLY REVIEW

After the anguish that was generated in the fourth quarter of 1997, markets so far this year have reflected much more optimism. Most markets did well in the first quarter of 1998, especially those in Europe. Even the devastated Asian emerging markets bounced, as currencies stabilized and the IMF (International Monetary Fund) began to weigh in. Exceptions to the fun were generally lackluster Latin American markets, Japan, and commodity-heavy markets like Norway and Australia. The Morgan Stanley Capital International Europe, Australia and the Far East ("EAFE") Index* rose 14.7% in the first quarter, while the broader-based Morgan Stanley Capital International All Country ex US Index rose 13.2%.

In Europe, market participants are seeing a "golden scenario" of lower inflation and interest rates, combined with the restructuring and new business opportunities resulting from the now almost-certain monetary union. These markets have been very strong, especially in the "peripheral" countries like Italy and Spain. On the other hand, the Asian market mood is much more gloomy, despite the recent price increases in the smaller, emerging areas. The main source of the pessimism is Japan, which has not yet figured out an effective way to stimulate economic growth without offending its trading partners or treading on key internal constituencies. To a large extent, market valuations reflect these two divergent views of the world. European stock valuations are rising, reflecting an increasing level of confidence, while Pacific stocks are much more firmly in the value camp than they have been in many years. The weight of European markets in the EAFE Index at 71% is rising to new highs, while the Pacific weight continues to shrink. Japan's market weight in EAFE is now 22%, a shadow of its high of over 60% nearly ten years ago.

Bartlett Value International Fund grew by 8% in the first quarter. The Fund's 51% weight in European markets was less than that of the EAFE Index, which held back results despite good stock performance. The weighting in Pacific markets at 34% was higher than that of the Index. Stocks that did well during the quarter include Cadbury Schweppes (1.9%), (the parenthetical numbers represent the approximate percentage of the Fund's assets invested in that individual issue), on an improving earnings outlook, as well as Istituto Mobiliare Italia (2.3%) and Allied Irish Banks (2.1%), benefiting from the excitement surrounding the European financial sector. Laggards include Kvaerner Industries (1.9%), which suffered along with the Norwegian market, along with Rohm (1.8%) and Canon (2.0%), mirroring Japanese market weakness. We continue to see good value coming from the Pacific Rim, and we are taking some profits in European holdings. The attitudes toward equity investment and valuation levels in the two main regions of the EAFE markets are just about the mirror image of those a decade ago. The valuation relationships between regions shift over time as circumstances and growth prospects change, and we look to the valuation of companies as operating businesses as a good guide to staying ahead of these shifts.

-- MADELYNN M. MATLOCK, CFA, PORTFOLIO MANAGER

                               ASSET COMPOSITION
                                 March 31, 1998

[PIE CHART APPEARS HERE]

51% Europe
18% Other Pacific
16% Japan
10% Latin America/Canada
 5% Cash Equivalents

*The EAFE Index is an unmanaged index of common stocks of foreign companies. The returns for the Index do not include any expenses or transaction costs. The returns for the Fund include such expenses.

                              BARTLETT EUROPE FUND
                                QUARTERLY REVIEW

Nearly all European equity markets continued to move into record territory over the quarter, with the Mediterranean and peripheral markets being the best performers. The major corporate event that grabbed the headlines was the US$160bn merger of Glaxo and Smithkline Beecham (1.7%), (the parenthetical numbers represent the approximate percentage of the Fund's assets invested in that individual issue), however celebrations proved premature as the deal floundered over a dispute over key management positions. Nevertheless, merger and acquisition activity has not cooled off and we would continue to expect that corporate actions will continue apace.

Increasingly over the quarter, speculation centered on which economies would fulfill the Maastricht criteria, and become founding members of the EMU (European Monetary Union). In the end, the headlines were made not by Italy but from overlooked Greece which devalued the Drachma by 14% and made a surprise entry into the ERM (European Rate Mechanism)--well ahead of most expectations. The Greek equity market responded well to this news and the Fund took advantage of the currency fall to purchase a holding in Greece's prominent retail bank--Alpha Credit Bank (2.7%).

Inflation in Europe remains subdued, although there are distinct signs of improvement in the consumer sector across core Europe which has been subdued for some considerable time. Our strategy continues to maintain an overweight position in peripheral Europe where interest rates have further to fall and the strength of these economies should continue to be reflected in stock market valuations. Given the strong rise in market values over the period, a time of consolidation seems appropriate.

The Asian effect is as yet confined to the commodity-related European sectors although the strong restructuring theme provides a buttress to modest top line growth. However, the supply/demand relationship is very much intact as European pension and mutual funds commit more to equity markets and grow overall at a rapid pace.

The outlook for European markets remains positive, although gains this year have been substantial. Consequently, stock selection remains the key to continued performance and we are confident our approach will continue to be rewarded.

-- RONNIE ARMIST, PORTFOLIO MANAGER
-- NEIL WORSELY, PORTFOLIO CO-MANAGER
-- WILLIAM LOVERING, PORTFOLIO CO-MANAGER

                               ASSET COMPOSITION
                                 March 31, 1998

[PIE CHART APPEARS HERE]

39% Financial
10% Consumer, Non-cyclical
22% All Other Industry
24% Consumer, Cyclicals
 5% Cash Equivalents

                             BARTLETT MUTUAL FUNDS

BARTLETT BASIC VALUE FUND

Seeks capital appreciation by investing primarily in common stocks or securities convertible into common stocks. Income is a secondary consideration.

BARTLETT VALUE INTERNATIONAL FUND

Seeks capital appreciation by investing primarily in foreign equity securities. Income is a secondary consideration. Provides a means for individual and institutional investors to invest a portion of their assets outside the United States.

BARTLETT EUROPE FUND

Seeks long-term growth of capital by investing primarily in equity securities of European issuers which the investment sub-advisor believes are undervalued and thus may offer above-average potential for capital appreciation.

This report is for the information of shareholders of Bartlett Mutual Funds. It is authorized for distribution only when it is preceded or accompanied by a current prospectus of the Bartlett Mutual Funds.

Investment Manager
   Bartlett & Co.
   Cincinnati, OH

Distributor
   LM Financial Partners, Inc.
   Baltimore, MD

                                 BARTLETT & CO.
--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT ADVISORS

               36 East Fourth Street, o Cincinnati, OH 45202-3896
                 513/621-4612 o 800/822-5544 o FAX 513/621-6462

                                                                            4/98